Exhibit 99.1

Addentax Group Corp. Announces Proposed Acquisition of Leading Asian AI-Enabled Hong Kong–based Licensed Digital Lending Platform, with Over HK$2 Billion Annual Loan Volume

SHENZHEN, February 11, 2026 — Addentax Group Corp. (Nasdaq: ATXG) (“ATXG” or the “Company”) announced today that it has entered into late-stage negotiations regarding a proposed acquisition of a Hong Kong–based online credit services provider operating under a licensed money lending framework. The Company believes that, if completed, the transaction would expand ATXG’s presence in the Asia-Pacific digital finance sector by integrating regulated lending operations, AI-driven credit technologies, and digital asset–related innovation initiatives.

Founded in 2016, the Hong Kong–based licensed digital lending platform operates under Hong Kong’s Money Lenders Ordinance (Cap. 163). According to information provided by the Hong Kong–based licensed digital lending platform, it serves over 30,000 customers annually, with historical loan approvals exceeding HK$2 billion. The Hong Kong–based licensed digital lending platform’s operations include consumer and small-and-medium-sized enterprises financing solutions delivered through technology-enabled channels. Subject to completion of the proposed acquisition, ATXG would gain access to Hong Kong–based licensed digital lending platform, local operational expertise, and digital origination capabilities.

The Hong Kong–based licensed digital lending platform has developed a continuously operating loan application platform incorporating algorithm-based credit assessment tools designed to support risk evaluation, automated processing, and service efficiency. The integration of these systems, if completed, could strengthen ATXG’s broader financial technology capabilities, including data-driven risk modeling, customer segmentation, and scalable digital service delivery.

Additionally, the Hong Kong–based licensed digital lending platform has explored the potential role of digital assets within lending-related risk management. Based on information made available to ATXG, these initiatives include internal risk control approaches developed with reference to Hong Kong’s evolving regulatory environment. Subject to completion of the acquisition and applicable regulatory considerations, such capabilities may support the development of compliant digital asset–related financial applications.

The proposed acquisition aligns with ATXG’s objective of expanding its participation in technology-enabled financial services markets. If completed, ATXG intends to leverage the Hong Kong–based licensed digital lending platform’s licensing framework, infrastructure, and local market knowledge to enhance its operational footprint in Hong Kong and explore broader regional opportunities.

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing and logistics services. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

yoongxin.chan@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

WAVECREST GROUP INC.

1-718-213-7386

sherry@wavecrestipo.com